SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 2, 2006
               Date of Earliest Event Reported: December 27, 2005

                         WORLD WASTE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

         1-11476                                        95-3977501
------------------------                   -------------------------------------
(Commission File Number)                   (I.R.S.  Employer Identification No.)

13520 Evening Creek Drive, Suite 130, San Diego, California              92128
-----------------------------------------------------------           ----------
        (Address of Principal Executive Offices)                      (Zip Code)

                                 (858) 391-3400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

      On December 27, 2005, World Waste Technologies, Inc., a California corporation (the "Company"), executed a Securities Purchase Agreement with three accredited investors. Additional accredited investors may become parties to the Securities Purchase Agreement.

      Pursuant to the Securities Purchase Agreement, the Company has agreed to issue 10% Senior Secured Debentures (the "Debentures") in the aggregate principal amount of up to $4,250,000 and warrants (the "Warrants") to purchase up to an aggregate of 561,000 shares of the Company's common stock. As of December 30, 2005, the Company had received subscriptions for an aggregate amount of $2,250,000 of Debentures. There is no assurance that the Company will obtain any additional subscriptions.

      The closing of the Securities Purchase Agreement is subject to several conditions, including a requirement to obtain the approval of the holders (the "Existing Noteholders") of at least seventy-five percent of the principal amount of all the 10% Senior Secured Promissory Notes (the "Existing Notes") that the Company issued in November 2005. The Company currently anticipates that the closing of the transactions contemplated by the Securities Purchase Agreement will occur in January 2006. In conjunction with its effort to obtain the approval of the Existing Noteholders, the Company is offering the Existing Noteholders the opportunity to exchange their Existing Notes for the Debentures.

      The Company plans to use the net proceeds of the issuance of the Debentures to fund its ongoing business operations and for other general corporate purposes, including continuing construction and commencing operations of its facility located in Anaheim, California.

      The Debentures will be due and payable in full on the earlier to occur of
(i) the closing of one or more equity financings generating gross proceeds in an aggregate amount of at least $9.0 million, or (ii) eighteen months after the closing date. The Debentures will bear interest at an annual rate of 10.00% payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year. The first interest payment will be due on March 31, 2006. The Debentures will be secured by a first-priority lien on substantially all of the Company's assets, and will rank pari passu in right of payment with all existing and future senior indebtedness of the Company, and senior in right of payment to any subordinated indebtedness.

      In connection with the issuance of the Debentures, the Company will enter into a Registration Rights Agreement pursuant to which it will agree to include the shares of common stock issuable upon exercise of the Warrants on a registration statement filed by the Company with the Securities and Exchange Commission.

      In connection with the issuance of the Debentures, (i) the Company will enter into a Security Agreement pursuant to which the Company will grant the holders of the Debentures a security interest in substantially all of the Company's assets, and (ii) each of the Company's subsidiaries will deliver a Guarantee of the Company's repayment of the Debentures.


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

      The Warrants will be exercisable for a period of five years commencing as of their issuance date and will have an exercise price of $0.01 per share.

      Copies of the Securities Purchase Agreement, the form of Debenture, the form of Warrant, the Registration Rights Agreement, the Security Agreement and the Subsidiary Guarantee are filed as exhibits to this Current Report on Form 8-K. The summary of these agreements set forth above is qualified by reference to such exhibits.

3.02. Unregistered Sales of Equity Securities.

      The Company's issuance of the Warrants and the common stock issuable upon exercise of the Warrants that is described above in Item 1.01 will be exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933.


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

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description
-----------    -----------------------------------------------------------------

10.1 Securities Purchase Agreement dated as of December 27, 2005 among World Waste Technologies, Inc. and the investors identified therein.
10.2 Form of Common Stock Purchase Warrant to be issued by World Waste Technologies, Inc.
10.3 Form of 10% Senior Secured Debenture to be issued by World Waste Technologies, Inc.
10.4 Form of Registration Rights Agreement to be entered into among World Waste Technologies, Inc. and the investors identified therein.
10.5 Form of Security Agreement to be entered into among World Waste Technologies, Inc. and the investors identified therein.
10.6 Form of Subsidiary Guarantee to be given by subsidiaries of World Waste Technologies, Inc.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 2, 2006                             WORLD WASTE TECHNOLOGIES, INC.


                                                  By: /s/ John Pimentel
                                                      -----------------
                                                      John Pimentel
                                                      Chief Executive Officer


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

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------------------------------------------------------------

10.1 Securities Purchase Agreement dated as of December 27, 2005 among World Waste Technologies, Inc. and the investors identified therein.
10.2 Form of Common Stock Purchase Warrant to be issued by World Waste Technologies, Inc.
10.3 Form of 10% Senior Secured Debenture to be issued by World Waste Technologies, Inc.
10.4 Form of Registration Rights Agreement to be entered into among World Waste Technologies, Inc. and the investors identified therein.
10.5 Form of Security Agreement to be entered into among World Waste Technologies, Inc. and the investors identified therein.
10.6 Form of Subsidiary Guarantee to be given by subsidiaries of World Waste Technologies, Inc.


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